Loss per Common Share	12 Months Ended
May 31, 2024
Loss per Common Share
Loss per Common Share

Note 8. Loss per Common Share

Basic loss per share is computed by dividing the net loss adjusted for preferred stock dividends by the weighted average number of common shares outstanding during the period. Diluted loss per share would include the weighted average common shares outstanding and potentially dilutive common stock equivalents. Because of the net losses for all periods presented, the basic and diluted weighted average shares outstanding are the same, since including the additional shares would have an anti-dilutive effect on the loss per share.

The reconciliation of the numerators and denominators of the basic and diluted net loss per share computations are as follows:

	Years ended May 31,
(in thousands, except per share amounts)	2024	2023
Net loss	$(49,841)	$(79,824)
Less: Deemed dividends	—	(5,417)
Less: Accrued preferred stock dividends	(1,483)	(1,495)
Net loss applicable to common stockholders	$(51,324)	$(86,736)
Basic and diluted:
Weighted average common shares outstanding	969,509	836,528
Loss per share	$(0.05)	$(0.10)

Refer to Note 13, Subsequent Events for additional information regarding the shares issued subsequent to May 31, 2024.

The table below shows the numbers of shares of common stock issuable upon the exercise, vesting, or conversion of outstanding options, warrants, unvested restricted stock (including those subject to performance conditions), convertible preferred stock (including undeclared dividends), and convertible notes that were not included in the computation of basic and diluted weighted average number of shares of common stock outstanding for the periods presented:

	Year ended May 31,
(in thousands)	2024	2023
Stock options, warrants, and unvested restricted stock units	387,294	281,023
Convertible notes	12,000	12,000
Convertible preferred stock	37,046	34,071